UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 E. Las Olas Blvd.,

Suite 300

Fort Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On January 8, 2026, the Company delivered written notice to Cantor Fitzgerald & Co. (“Cantor”) terminating, effective immediately, the engagement letter dated August 14, 2023 (the “Engagement Letter”), pursuant to which Cantor had been engaged as the Company’s exclusive financial advisor in connection with the exploration of potential strategic transactions.

The Engagement Letter provided that it could be terminated by the Company on or after the date that is 12 months after the date of the Engagement Letter upon written notice, without liability or continuing obligation except for certain surviving provisions, including expense reimbursement (subject to the agreed cap) and indemnification.

No fees were payable to Cantor in connection with the termination, and no Transaction (as defined in the Engagement Letter) was consummated during the term of the engagement.

The foregoing description of the Engagement Letter and the termination thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Engagement Letter, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the termination notice, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On January 8, 2026, the Board of Directors of the Company approved and adopted Amended and Restated By-Laws of the Company (the “Amended and Restated Bylaws”), effective immediately.

The Amended and Restated Bylaws include, among other changes:

▪
A new Article 2, Section 2.14 establishing comprehensive procedures and requirements for stockholder nominations of director candidates and proposals of other business to be brought before annual and special meetings of stockholders, including advance notice deadlines (generally 90 to 120 days prior to the anniversary of the prior year’s annual meeting), detailed disclosure obligations regarding the proposing stockholder, any Stockholder Associated Person (as defined therein), and the nominee or proposal, representations regarding intent to solicit proxies, and compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “universal proxy rule”), with provisions for disregarding non-compliant nominations.
▪
Authority for the chairperson of a stockholder meeting to determine compliance with these procedures and to disregard non-compliant nominations or proposals.
▪
Updated provisions regarding record dates, notices, quorums, voting, and conduct of meetings consistent with current Delaware law and market practice.
▪
Minor conforming, modernizing, and clarifying changes throughout.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

Shareholder Nomination of Potential Board Member

The Company notes the following developments regarding a group of stockholders (the “Group”) that has filed Schedules 13D with the Securities and Exchange Commission:

▪
On October 30, 2025, the Group filed an initial Schedule 13D reporting beneficial ownership of approximately 8.6% of the Company’s outstanding common stock. The filing stated the Group’s intention to engage with the Board of Directors to discuss potential ways to enhance stockholder value, including possible suggestions for director nominees to assist in identifying strategic opportunities. Adrian Price was designated as the Group’s representative.
▪
Amendment No. 1 to the Schedule 13D was filed on October 31, 2025, attaching powers of attorney.
▪
Amendment No. 2 to the Schedule 13D was filed on December 5, 2025, disclosing that, on December 4, 2025, Mr. Price sent a letter to the Board on behalf of the Group requesting the appointment of Gerald W. Bruce as a director.

On December 17, 2025, the Company received from the Group’s counsel a completed director questionnaire and curriculum vitae for Mr. Bruce in response to the Company’s prior request for information to facilitate evaluation of the proposed nominee.

The Company’s Corporate Governance and Nominating Committee will review the submitted materials in accordance with its standard procedures and the Board’s fiduciary duties. The Board remains committed to acting in the best interests of all stockholders and regularly evaluates opportunities to maximize stockholder value.

There can be no assurance that the Committee will recommend, or that the Board will approve, the appointment of Mr. Bruce to the Board.

Update on Preclinical Obesity Program

The Company today announced that it has received initial data from ongoing preclinical studies of its small molecule obesity and related metabolic disorders program. This program focuses on discovering and developing novel, orally administered therapeutics with the potential for a differentiated and complementary profile compared to currently available therapies. While other pipeline therapies for obesity explore alternative hormonal pathways such as amylin or dual GIP/GLP-1 receptor agonism, our approach is focused on a non-hormonal mechanism of action. The program seeks to develop an oral therapeutic with certain advantages and an improved tolerability profile.

The Company has identified a lead compound for continued preclinical evaluation. The Company completed two non-GLP (Good Laboratory Practice) pharmacology studies, establishing proof-of-concept in the diet induced obesity (DIO) mouse model. Observations from the studies conducted were encouraging and consistent with statistically significant dose-related reductions in body weight. Notably, the data indicated statistically significant improvements in body composition, specifically percentage fat and relative preservation of percentage lean, alongside favorable changes in metabolic parameters. The Company continues to conduct preclinical activities intended to inform the planning of investigational new drug (IND)-enabling studies.

Specific study details are not being disclosed at this time. The Company expects to provide further updates as appropriate, including in its future periodic reports or other disclosures.

The advancement of this program is subject to numerous risks and uncertainties inherent in early-stage drug development. Preclinical results are preliminary, have not been evaluated in humans, and may not be predictive of clinical outcomes. Subject to favorable data from these preclinical studies and our ability to secure additional capital, we plan to advance a selected development candidate into formal investigational new drug (IND)-enabling studies. We intend to actively explore strategic financing and collaboration opportunities to fund the continued development of this program.

As of September 30, 2025, the Company had cash and cash equivalents of approximately $1.9 million. The Company’s current cash runway extends into the first quarter of 2026. The Company intends to pursue additional financing no later than the end of the first quarter of 2026 to support continued operations and advancement of its preclinical obesity program.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s preclinical obesity program, the timing and content of potential future disclosures, the evaluation of intellectual property protection, and the need for additional capital or partnerships. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially, including risks related to the interpretation and protectability of preclinical data, the Company’s ability to obtain sufficient intellectual property protection, the availability and terms of additional financing or partnerships, technical and regulatory challenges in drug development, the Company’s overall financial condition and cash runway. For a further description of these and other risks, please see the Company’s filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws, dated January 8, 2026
10.1	Notice of Termination, dated January 8, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date:	January 8, 2026	By:	/s/ Holger Weis
		Name:	Holger Weis
		Title:	Chief Executive Officer